LEGG MASON BALANCED TRUST
                 (a series of Legg Mason Investors Trust, Inc.)

                       Supplement to the Prospectus dated
                  August 1, 2005 (as revised December 1, 2005)

         The Board of Directors of Legg Mason Investors Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason Balanced Trust ("Balanced Trust"). Under the Plan, Balanced Trust would transfer all of its assets and liabilities to Legg Mason Partners Capital and Income Fund ("LMP Capital and Income"), a series of Legg Mason Partners Income Funds. The investment adviser and principal underwriter of LMP Capital and Income are affiliates of the investment manager and principal underwriter of Balanced Trust.

         The Plan is subject to the approval of shareholders of Balanced Trust. If the Plan is approved, shareholders of Balanced Trust would become shareholders of LMP Capital and Income. The Plan provides for Primary Class, Financial Intermediary Class and Institutional Class shareholders of Balanced Trust to receive Class C, Class A and Class Y shares, respectively, of LMP Capital and Income equal in aggregate value to their Balanced Trust shares on the date of the transfer. Balanced Trust would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of October 4, 2006, has been set for shareholders of record of Balanced Trust as of August 10, 2006 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be effected by March 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of Balanced Trust along with proxy materials on or about August 22, 2006.

         You may continue to buy and redeem shares of Balanced Trust prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of new shares of Balanced Trust are expected to be suspended approximately five days prior to the consummation of the proposed reorganization.

         If you have any questions concerning the proposed reorganization, please feel free to contact Balanced Trust at 1-800-822-5544.

                     THIS SUPPLEMENT IS DATED JULY 12, 2006.